                                                                 Exhibit 99.27






                             UNITED STATES BANKRUPTCY COURT
                             NORTHERN DISTRICT OF CALIFORNIA





IN RE: MENLO ACQUISITION CORP.                          CASE NO.   96-41107-N
       FDBA FOCUS SURGERY, INC.                                    ----------

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)




                               SUMMARY OF FINANCIAL STATUS

MONTH ENDED  July, 1998
             ----------


1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                 END OF          END OF           AS OF
                                                                CURRENT          PRIOR          PETITION
                                                                 MONTH           MONTH           FILING
                                                                --------        --------       ----------
2.  ASSET/LIABILITY SUMMARY
      Current Assets (Market Value)                             $141,270        $141,885        $502,204
                                                                --------        --------      ----------
      Total Assets (Market Value)                               $141,270        $141,885      $2,152,204
                                                                --------        --------      ----------
      Current Liabilities                                       $ 26,500        $ 26,500
                                                                --------        --------      ----------
      Total Liabilities                                         $ 26,500        $ 26,500        $831,829
                                                                --------        --------      ----------



                                                                                                                       PETITION
                                                                                        CURRENT           PRIOR         DATE TO
                                                                                         MONTH            MONTH        MONTH END
                                                                                       --------         --------      ----------
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
      a.  Total Receipts                                                                    $135         $25,129      $1,536,509
                                                                                        --------        --------      ----------
      b.  Total Disbursements                                                               $750         $14,475      $1,414,812
                                                                                        --------        --------      ----------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                       ($615)        $10,654        $121,697
                                                                                        --------        --------      ----------
      d.  Cash Balance Beginning of Month                                               $141,885        $131,231      ----------
                                                                                        --------        --------
      e.  Cash Balance End of Month (c + d)                                             $141,270        $141,885
                                                                                        --------        --------
                                                                                        --------        --------






                                                                                     RECEIVABLES                     LIABILITIES
                                                                                     -----------                     -----------
4.  Post-petition Liabilities & Receivables
      Balance at End of Previous Month
                                                                                     -----------                     -----------
      Balance at End of Current Month                                                         $0                         $26,500
                                                                                     -----------                     -----------

5.  PAST DUE POST-PETITION LIABILITIES
      Balance at End of Previous Month (over 30 days)
                                                                                     -----------
      Balance at End of Current Month (over 30 days)                                          $0
                                                                                     -----------


                                                                                                      YES               No
                                                                                                      ---               --
6.  Are all federal, state, and local taxes current? (if no, attach schedule of
    unpaid items)                                                                                       X
                                                                                                   -----------        -----------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured  creditors or lessors? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                        X
                                                                                                   -----------        -----------
8.  Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes, attach listing including date of payment, amount and reason
    for payment, and name of payee)                                                                                        X
                                                                                                   -----------        -----------
9.  Have any payments been made to professionals?  (if yes, attach listing includ-
    ing date of payment, amount of payment and name of payee)                                                              X
                                                                                                   -----------        -----------
10. If you answered yes to line 7, 8, or 9, were all such payments approved by the court?               X
                                                                                                   -----------        -----------
11. Is the estate insured for replacement cost of assets and for general liability?                                        X
                                                                                                   -----------        -----------
12. Are U.S. Trustee quarterly fees current?                                                            X
                                                                                                   -----------        -----------


    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.




    Date:       August 14, 1998                              Richard J. Redett
             --------------------                           -------------------
                                                          Responsible Individual

                                 BALANCE SHEET
                            (General Business Case)

                         For the Month Ended July, 1998

                                  ($          )

    Assets


                                                          From Schedules     Market Value
                                                          --------------     ------------
    Current Assets
1           Cash and cash equivalents - unrestricted                             $141,270
                                                                                ---------
2           Cash and cash equivalents - restricted
                                                                                ---------
3           Accounts receivable (net)                           A                      $0
                                                                                ---------
4           Inventory                                           B                      $0
                                                                                ---------
5           Prepaid expenses
                                                                                ---------
6           Other:
                  --------------------------------------                        ---------
7
            -------------------------------------------                         ---------
8                   Total Current Assets                                         $141,270
                                                                                ---------
    Property and Equipment (Market Value)
9           Real property                                       C                      $0
                                                                                ---------
10          Machinery and equipment                             D                      $0
                                                                                ---------
11          Furniture and fixtures                              D                      $0
                                                                                ---------
12          Office equipment                                    D                      $0
                                                                                ---------
13          Leasehold improvements                              D                      $0
                                                                                ---------
14          Vehicles                                            D                      $0
                                                                                ---------
15          Other:                                              D
                  ---------------------------------------                       ---------
16                                                              D
                  ---------------------------------------                       ---------
17                                                              D
                  ---------------------------------------                       ---------
18                                                              D
                  ---------------------------------------                       ---------
19                                                              D
                  ---------------------------------------                       ---------
20                  Total Property and Equipment                                       $0
                                                                                ---------
    Other Assets
21
                  ---------------------------------------                       ---------
22
                  ---------------------------------------                       ---------
23
                  ---------------------------------------                       ---------
24
                  ---------------------------------------                       ---------
25                  Total Other Assets                                                 $0
                                                                                ---------
26                  Total Assets                                                 $141,270
                                                                                ---------
                                                                                ---------


    NOTE:

         Indicate the method used to estimate the market value of assets
         (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                               --------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

                             Liabilities and Equity
                            (General Business Case)

                                ($            )



                                                                From Schedules
                                                                           --------------
    Liabilities
       Post-Petition

          Current Liabilities
                                                                                                    ---------
27          Salaries and wages
                                                                                                    ---------
28          Payroll taxes
                                                                                                    ---------
29          Real and personal property taxes
                                                                                                    ---------
30          Income taxes
                                                                                                    ---------
31          Notes payable (short term)
                                                                                                    ---------
32          Accounts payable (trade)                                              A                        $0
                                                                                                    ---------
33          Real property lease arrearage
                                                                                                    ---------
34          Personal property lease arrearage
                                                                                                    ---------
35          Accrued professional fees
                                                                                                    ---------
36          Current portion of long-term debt (due within 12 months)
                                                                                                    ---------
37          Other:  Other general accruals                                                             $1,500
                                                                                                    ---------
38                  Reserve for unearned fees                                                         $25,000
                                                                                                    ---------
39
              -----------------------------------------------------------                           ---------
40          Total Current Liabilities                                                                 $26,500
                                                                                                    ---------
41        Long-Term Debt, Net of Current Portion
                                                                                                    ---------
42          Total Post-Petition Liabilities                                                           $26,500
                                                                                                    ---------
        Pre-Petition Liabilities (allowed amount)
43          Secured claims                                                        E                        $0
                                                                                                    ---------
44          Priority unsecured claims                                             E
                                                                                                    ---------
45          General unsecured claims                                              E
                                                                                                    ---------
46          Total Pre-Petition Liabilities                                                                 $0
                                                                                                    ---------
47          Total Liabilities                                                                         $26,500
                                                                                                    ---------
    Equity (Deficit)
48
              -----------------------------------------------------------                           ---------
49
              -----------------------------------------------------------                           ---------
50
              -----------------------------------------------------------                           ---------
51
              -----------------------------------------------------------                           ---------
52        Market value adjustment
                                                                                                    ---------
53          Total Equity (Deficit)                                                                   $114,770
                                                                                                    ---------
54          Total Liabilities and Equity (Deficit)                                                   $141,270
                                                                                                    ---------
                                                                                                    ---------


                                   Schedules
                            (General Business Case)
                                  ($      )
                                     -----

                                   Schedule A
                        Accounts Receivable (Net)/Payable


                                                  Accounts         Accounts Payable        Past Due
                                                 Receivable        [Post Petition]    Post Petition Debt
                                                 ----------        ----------------   ------------------
Receivables and Payables Ageings
    0 -30 Days
                                                 ----------            ---------
    31-60 Days
                                                 ----------            ---------
    61-90 Days                                                                                  $0
                                                 ----------            ---------         ---------
    91+ Days
                                                 ----------            ---------
    Total accounts receivable/payable                    $0                   $0
                                                 ----------            ---------
                                                                       ---------
    Allowance for doubtful accounts
                                                 ----------
    Accounts receivable (net)                            $0
                                                 ----------
                                                 ----------


                                   Schedule B
                          Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                        Cost of Goods Sold
---------------------------------                         ------------------

                                  Inventory(ies)          Inventory Beginning of Month
                                  Balance at                                                      -----------
                                  End of Month            Add -
                                  ------------
Retail/Restaurants -                                           Net purchases
                                                                                                  -----------
 Product for resale                                            Direct labor
                                  -------------                                                   -----------
                                                               Manufacturing overhead
                                                                                                  -----------
Distribution -                                                 Freight in
                                                                                                  -----------
 Product for resale                                            Other:
                                  -------------
                                                               -------------                      -----------
Manufacturer -
                                                               -------------                      -----------
 Raw materials
                                  -------------
 Work-in-progress                                         Less -
                                  -------------
 Finished goods                                                Inventory End of Month
                                  -------------                                                   -----------
                                                               Shrinkage
                                                                                                  -----------
Other -                                                        Personal Use
                                  -------------                                                   -----------
 Explain
         ------------------
 --------------------------
                                                          Cost of Goods Sold                               $0
                                                                                                  -----------
                                                                                                  -----------
    TOTAL                                   $0
                                  -------------
                                  -------------




Method of Inventory Control                                    Inventory Valuation Methods
---------------------------                                    ----------------------------

Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory valuation used.
                       Yes             No
                            ---------      ----------
How often do you take a complete physical inventory?           Valuation methods -
                                                                     FIFO cost
                                                                                               -----------------
      Weekly                                                         LIFO cost
                                   -----------------                                           -----------------
      Monthly                                                        Lower of cost or
                                   -----------------                     market
      Quarterly
                                   -----------------                                           -----------------
      Semi-annually                                                  Retail method
                                   -----------------                                           -----------------
      Annually
                                   -----------------
                                                                     Other -
                                                                                               -----------------

Date of last physical inventory was        12/31/94                     Explain
                                   ------------------
                                                                        ----------------------------------------
                                                                        ----------------------------------------
Date of next physical inventory is        N/A
                                   ------------------


                                   Schedule C
                                 Real Property


Description                               Cost                Market Value
-----------                               ----                ------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------
     Total                                     $0                        $0
                                       ----------             -------------
                                       ----------             -------------


                                   Schedule D
                            Other Depreciable Assets




Description                               Cost                Market Value
-----------                               ----                ------------
Machinery & Equipment -

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------
     Total                                     $0                        $0
                                       ----------             -------------
                                       ----------             -------------

Furniture & Fixtures -


----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------
     Total                                     $0                        $0
                                       ----------             -------------
                                       ----------             -------------

Office Equipment -

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------
     Total                                     $0                        $0
                                       ----------             -------------
                                       ----------             -------------

Leasehold Improvements -


----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------
     Total                                     $0                        $0
                                       ----------             -------------
                                       ----------             -------------

Vehicles -


----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------

----------------------------------     ----------             -------------
     Total                                     $0                        $0
                                       ----------             -------------
                                       ----------             -------------


                                   Schedule E
                            Pre-Petition Liabilities



                                                           Claimed                   Allowed
List Total Claims For Each Classification -                 Amount                   Amount (b)
-------------------------------------------                -------                ------------
     Secured claims  (a)                                   $115,778
                                                           --------                ------------
     Priority claims other than taxes
                                                           --------                ------------
     Priority tax claims                                                                $20,000
                                                           --------                ------------
     General unsecured claims                              $586,534                    $267,218
                                                           --------                ------------


(a)  List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   Schedule F
                            Rental Income Information
                     Not Applicable to General Business Cases.

                            STATEMENT OF OPERATIONS
                            (General Business Case)
                         For the Month Ended   July, 1998
                                               ----------
                                   $
                                    ----------

           Current Month
-----------------------------------                                                                  Cumulative       Next Month
Actual       Forecast      Variance                                                                (Case to Date)      Forecast
------       --------      --------                                                                --------------    ------------

                                                 Revenues
                                 $0         1        Gross Sales                                    --------------    ------------
-------      --------      --------                                                                 --------------    ------------
                                 $0         2        less: Sales Returns & Allowances               --------------    ------------
-------      --------      --------                                                                 --------------    ------------
     $0            $0            $0         3        Net Sales                                                  $0              $0
-------      --------      --------                                                                 --------------    ------------
     $0                          $0         4        less: Cost of Goods Sold  (Schedule 'B')
-------      --------      --------                                                                 --------------    ------------
     $0            $0            $0         5        Gross Profit                                               $0              $0
-------      --------      --------                                                                 --------------    ------------
                                 $0         6        Interest
-------      --------      --------                                                                 --------------    ------------
                                            7        Other Income:
-------      --------      --------                 ------------------------------------------      --------------    ------------
                                 $0         8                                                              $25,565
-------      --------      --------                 ------------------------------------------      --------------    ------------
                                 $0         9
-------      --------      --------                                                                 --------------    ------------

-------      --------      --------
     $0            $0            $0        10               Total Revenues                                 $25,565              $0
-------      --------      --------                                                                 --------------    ------------


                                                  Expenses
                                 $0        11       Compensation to Owner(s)/Officer(s)
-------      --------      --------                                                                 --------------    ------------
                                 $0        12       Salaries/Commissions
-------      --------      --------                                                                 --------------    ------------
                                 $0         13       Management Fees
-------      --------      --------                                                                 --------------    ------------
                                 $0         14       Depreciation                                         $368,860
-------      --------      --------                                                                 --------------    ------------
                                 $0         15       Taxes:
-------      --------      --------                                                                 --------------    ------------
                                 $0         16               Employer Payroll Taxes
-------      --------      --------                                                                 --------------    ------------
                                 $0         17               Real Property Taxes
-------      --------      --------                                                                 --------------    ------------
                                 $0         18               Other Taxes
-------      --------      --------                                                                 --------------    ------------
                                 $0         19       Other Selling
-------      --------      --------                                                                 --------------    ------------
   $750                       ($750)        20       Other Administrative                                  $43,989
-------      --------      --------                                                                 --------------   ------------
                                 $0         21       Interest
-------      --------      --------                                                                 --------------   ------------
                                            22       Other Expenses:
                                 $0         23       Writedown Assets                                     $274,406
-------      --------      --------               ------------------------------------------        --------------   ------------
                                 $0         24       Reduction of Debt to Settlements                    ($455,184)
-------      --------      --------               ------------------------------------------        --------------   ------------
                                 $0         25
-------      --------      --------               ------------------------------------------        --------------   ------------
                                 $0         26
-------      --------      --------               ------------------------------------------        --------------   ------------
                                 $0         27
-------      --------      --------               ------------------------------------------        --------------   ------------
                                 $0         28
-------      --------      --------               ------------------------------------------        --------------   ------------
                                 $0         29
-------      --------      --------               ------------------------------------------        --------------   ------------
                                 $0         30
-------      --------      --------               ------------------------------------------        --------------   ------------

   $750            $0         ($750)        31               Total Expenses                               $232,071             $0
-------      --------      --------                                                                 --------------   ------------

  ($750)           $0         ($750)        32     Subtotal                                              ($206,506)            $0
-------      --------      --------                                                                 --------------   ------------

                                                  Reorganization Items
                                 $0         33       Professional Fees                                    $285,086
-------      --------      --------                                                                 --------------   ------------
                                 $0         34       Provisions for Rejected Executory Contracts
-------      --------      --------                                                                 --------------   ------------
                                                    Interest Earned on Accumulated Cash
   $135                       ($135)        35               Resulting from Chp 11 Case                    $31,037
-------      --------      --------                                                                 --------------   ------------
                                 $0         36       Gain or (Loss) from Sale of Equipment               ($450,000)
-------      --------      --------                                                                 --------------   ------------
                                 $0         37       Miscellaneous                                         $16,952
-------      --------      --------                  ------------------------------------------     --------------   ------------
                                 $0         38       Settlements                                          $682,500
-------      --------      --------                  ------------------------------------------     --------------   ------------

  ($135)           $0          $135         39               Total Reorganization Items                 $1,403,501             $0
-------      --------      --------                                                                 --------------   ------------

  ($615)           $0         ($615)        40     Net Profit (Loss) Before Federal & State Taxes      ($1,610,007)            $0
-------      --------       -------                                                                 --------------   ------------
                                 $0         41       Federal & State Income Taxes
-------      --------       -------                                                                 --------------   ------------

  ($615)           $0         ($615)        42     Net Profit (Loss)                                   ($1,610,007)            $0
-------      --------       -------                                                                 --------------   ------------
-------      --------       -------                                                                 --------------   ------------


Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            (General Business Case)

                         For the Month Ended   July, 1998
                                            ---------------


Cash Balance Beginning of Month                         $141,885
                                                       -----------
Cash Receipts  (1)                                          $135
                                                       -----------
Cash Disbursements  (1)                                     $750
                                                       -----------
Excess (Deficiency) of Receipts Over Disbursements         ($615)
                                                       -----------
Cash Balance End of Month                               $141,270
                                                       -----------


Recapitulation of Funds Held at End of Month


                                        Account 1               Account 2               Account 3
                                        ---------               ---------               ---------
Bank                                Silcon Valley Bank       Bank of America
                                    ------------------       -----------------         ------------------
Account Type                        Checking                 Trust Account M&M                      $1.35
                                    ------------------       -----------------         ------------------
Account No.                                 3300023699
                                    ------------------       -----------------         ------------------
Account Purpose                     General                  General                   Distribution  $750
                                    ------------------       -----------------         ------------------
Balance, End of Month                          $76,840                 $63,648                       $782
                                    ------------------       -----------------         ------------------
Total Funds on Hand for all Accounts          $141,270                                           $141,270
                                    ------------------                                 ------------------
                                    ------------------                                 ------------------


(1)  Excluding bank transfers between your accounts.